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                                                                    EXHIBIT 10.1

*Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                 AMENDMENT NO. 1

                                     TO THE

                                SUPPLY AGREEMENT

                                   ON ANTI B1

         This Amendment No. 1 ("Amendment No. 1") is made this 24th day of February 2003 (the "Amendment No. 1 Effective Date") by and between CORIXA CORPORATION, parent corporation of Coulter Pharmaceuticals Inc., 1124 Columbia Steet, Suite 200, Seattle, WA 98104, USA("CORIXA"), and

BOEHRINGER INGELHEIM PHARMA GMBH & CO.KG, a German corporation having a place of business at Birkendorfer Stra(beta)e 65, 88397 Biberach an der Riss, Federal Republic of Germany ("BIP"), formerly formed and acting as Boehringer Ingelheim Pharma KG

(together called the "Parties"),

         and amends the Supply Agreement effective as of November 3rd 1998, by and between Coulter Pharmaceuticals Inc. and Boehringer Ingelheim Pharma KG (the "Supply Agreement").

         WHEREAS, BIP and CORIXA have entered into the Supply Agreement for BIP's manufacturing and supply of ANTI B1 to CORIXA;

         WHEREAS, due to the delayed launch of the Product, the Parties hereby are desirous to adjust certain conditions and terms of the Supply Agreement in regard to the minimum quantities and usage of the frozen bulk drug substance configuration.

         NOW THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, each intending to be legally bound, hereby agree as follows:

         1. Capitalized Terms. All defined terms used herein and not defined herein shall have the meanings set forth in the Supply Agreement.

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         2.       Scope and content of this Amendment No.1 Parties hereby agree that following the commercial launch of the Product, which is to be expected by mid of 2003 and has to be reported to BIP by CORIXA, and for the period from [*] until [*] ("Initial Period"), the following conditions will come to effect:

         a) CORIXA's obligation to commit to the minimum quantities as laid down in Art. 3.4 of the Supply Agreement will be suspended and redefined for the Initial Period.

         b) In return for this suspension and redefinition, during the term of the Initial Period, CORIXA commits to a minimum production campaign consisting of [*] per calendar year resulting in Product in a range of [*] per each year.

         c) The Product Price for the Product in regard to the adjusted minimum quantities for the Initial Period will be subject to the conditions and terms as set out in the Supply Agreement, especially subject to the Product Price adjustment as laid down in Art. 8.4. Notice of increasing costs as described in Art 8.4.1 shall hereby deemed to be given by BIP in due time during the Initial Period.

         d) No surcharge, as foreseen in Art 3.4 and 8.2, will fall due for the new minimum quantities during the Initial Period.

         e) Conditions and terms of the Supply Agreement, in the version prior of commencement of this Amendment No.1, shall reinstate after the 31.12.2005.

         f) Furthermore, Parties will collaborate using best faith efforts to [*] as soon as possible, following Amendment No.1 Effective Date, to maximize [*] through a specific development program.

         3. Effect of Amendment No. 1 on Agreement. Except as otherwise set forth in this Amendment No. 1, all other terms and provisions of the Supply Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of the Supply Agreement and the terms and conditions of this Amendment No. 1, the terms and conditions of this Amendment No. 1 shall control.

         4. Counterparts. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute together one and the same instrument.

-----------------------

* Confidential treatment requested.

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         IN WITNESS WHEREOF, the Parties have, by their duly authorized persons, executed this Amendment No. 1 as of the Amendment No. 1 Effective Date.

CORIXA CORPORATION

By:     /s/ STEVEN GILLIS
   --------------------------------

Name:   Steven Gillis
     ------------------------------

Title:  CEO
      -----------------------------

Date:   2-10-03
     ------------------------------

BOEHRINGER INGELHEIM PHARMA GMBH & CO.KG

                                         i.v.

By:     /s/ CARIUS WOLFRAM               By:     /s/ FRANK ELLINGER
   --------------------------------         ------------------------------

Name:   Carius Wolfram                   Name:   Frank Ellinger
     ------------------------------           ----------------------------

Title:  MAN. DIR. BP BIP                 Title:  Corporate Lawyer
      -----------------------------            ---------------------------

Date:   13/02/2003                       Date:   13 February 2003
     ------------------------------           ----------------------------

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